UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K12B
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 13, 2026

Weatherford International Corp
(Exact name of registrant as specified in its charter)

Delaware	001-36504	42-2104458
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2000 Saint James Place,	Houston,	Texas	77056
(Address of principal executive offices)			(Zip Code)
 Registrant’s telephone number, including area code: 713.836.4000

N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	WFRD	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
                                         Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note
On November 13, 2026 (the “Effective Time”), Weatherford International plc, an Irish public limited company (“Weatherford-Ireland”), completed its previously announced redomestication from Ireland to Delaware (the “Redomestication”) pursuant to a scheme of arrangement under Irish law (the “Scheme of Arrangement”), that resulted in the shareholders of Weatherford-Ireland becoming stockholders of Weatherford International Corp, a Delaware corporation (“Weatherford-US”).
As previously disclosed, the Redomestication was approved by the shareholders of Weatherford-Ireland on September 3, 2026, and the Scheme of Arrangement was subsequently sanctioned by the High Court of Ireland.
At the Effective Time, the following steps, among others, occurred simultaneously in accordance with the terms of the Scheme of Arrangement:
•Weatherford-US issued shares of common stock, par value $0.001 per share, of Weatherford-US (“Weatherford-US common stock”) to the former shareholders of Weatherford-Ireland on a one-for-one basis; and
•all of the previously outstanding ordinary shares, par value $0.001 per share, of Weatherford-Ireland (the “Weatherford-Ireland ordinary shares”) were cancelled immediately prior to the issuance of Weatherford-US common stock (other than shares held by Weatherford-US).
As a result of the Redomestication, the prior shareholders of Weatherford-Ireland became the stockholders of Weatherford-US, Weatherford-US became the publicly traded parent company of the Weatherford group of companies, and Weatherford-Ireland became a subsidiary of Weatherford-US.
Weatherford-US common stock is expected to commence trading on the Nasdaq Global Select Market (“Nasdaq”) on November 13, 2026, under the symbol “WFRD,” the same symbol under which the Weatherford-Ireland ordinary shares previously traded.
The foregoing description of the Redomestication and the Scheme of Arrangement is not complete and is qualified in its entirety by reference to Weatherford-Ireland’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission (the “SEC”) on July 13, 2026 (the “Proxy Statement”).
This Current Report on Form 8-K is being filed to establish Weatherford-US as the successor issuer to Weatherford-Ireland and to disclose certain related matters. Shares of Weatherford-US common stock are deemed registered under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), pursuant to Rule 12g-3(a) under the Exchange Act.

Item 1.01	Entry into a Material Definitive Agreement.
Assignment and Assumption Agreement
As part of the Redomestication, Weatherford-US and Weatherford-Ireland entered into an Assignment and Assumption Agreement (the “Assignment and Assumption Agreement”), pursuant to which Weatherford-Ireland assigned and Weatherford-US assumed certain assets, rights, obligations and duties, including contracts, agreements and other obligations of Weatherford-Ireland, as well as the compensation and benefit plans and awards described in Item 5.02 below. The foregoing summary of the Assignment and Assumption Agreement is not complete and is qualified in its entirety by reference to Exhibit 10.1, which is incorporated by reference in this Item 1.01.
Revolving Credit Agreement
Weatherford International Ltd., a Bermuda exempted company limited by shares (“WIL-Bermuda”), Weatherford US Holding, LLC, a Delaware limited liability company (formerly known as Weatherford International, LLC) (“WIL-Delaware”), Weatherford Canada Ltd., an Alberta Corporation (“WIL-Canada”), and WOFS International Finance GmbH, a Swiss limited liability company (“WIL-Switzerland”, together with WIL-Bermuda, WIL-Delaware and WIL-Canada, the “Borrowers”) are the borrowers under an Amended and Restated Credit Agreement, dated as of October 17, 2022 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrowers, Weatherford-Ireland, the lenders and the issuing banks from time to time party thereto, and Wells Fargo Bank, National Association, as administrative agent (the “Administrative Agent”). Capitalized terms used but not otherwise defined in this “Revolving Credit Agreement” section of this Item 1.01 shall have the respective meanings specified therefor in the Credit Agreement.

On November 13, 2026, in connection with the Redomestication, Weatherford-US and the Administrative Agent executed and delivered to the Administrative Agent, and the Administrative Agent accepted and acknowledged, a New Parent Credit Agreement Joinder (the “New Parent Joinder”), pursuant to which, among other things, Weatherford-US (i) became the “Weatherford Parent Company”, the “Parent”, an “Obligor Party”, an “Obligor” and a “Guarantor” under the Credit Agreement and (ii) assumed all rights and obligations of the Weatherford Parent Company and the Parent (as such rights and obligations were held by Weatherford‑Ireland immediately prior thereto) under the Credit Agreement. After the delivery of the New Parent Joinder, Weatherford-Ireland remains a Guarantor of the Secured Obligations.
The foregoing summary of the New Parent Joinder is not complete and is qualified in its entirety by reference to Exhibit 10.2, which is incorporated by reference in this Item 1.01.
Senior Notes
WIL-Bermuda, WIL-Delaware, and Weatherford International Holding LLC, a Texas limited liability company (formerly known as Weatherford International Holding (Bermuda) Ltd.) (collectively, the “Co-Issuers”), are the issuers of the 6.750% Senior Notes due 2033 (the “2033 Notes”) under an indenture, dated as of October 6, 2025 (as amended, supplemented, waived or otherwise modified from time to time, the “Indenture”), among the Co-Issuers, Weatherford-Ireland, as parent guarantor, the other guarantors party thereto and UMB Bank, N.A., as trustee (the “Trustee”).
On November 13, 2026, in connection with the Redomestication, Weatherford-US, Weatherford International Holding Inc., a Texas corporation, and Weatherford International Holding Sub Inc., a Texas corporation (together, the “New Guarantors”), together with the Co-Issuers, Weatherford-Ireland, and the Trustee, entered into a Sixth Supplemental Indenture (the “Supplemental Indenture”), pursuant to which, among other things, (i) Weatherford-US expressly assumed all of the obligations of the parent guarantor under the Indenture (as such obligations were held by Weatherford‑Ireland immediately prior thereto), the 2033 Notes and the guarantees thereof and became the parent guarantor under the Indenture, (ii) Weatherford-Ireland continues as a guarantor of the 2033 Notes, without release of its guarantee, and (iii) each New Guarantor became a guarantor of the 2033 Notes. The guarantees are joint and several. The Supplemental Indenture did not otherwise modify the terms of the 2033 Notes.
The foregoing summary of the Supplemental Indenture is not complete and is qualified in its entirety by reference to Exhibit 4.2, which is incorporated by reference in this Item 1.01.

Item 2.01	Completion of Acquisition or Disposition of Assets.
The information set forth in the Explanatory Note and Item 1.01 relating to the Assignment and Assumption Agreement is incorporated by reference into this Item 2.01.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth in the Explanatory Note and Item 1.01 related to the Revolving Credit Agreement and Senior Notes is incorporated by reference in this Item 2.03.

Item 3.02	Unregistered Sales of Equity Securities.
The information set forth in the Explanatory Note is incorporated by reference into this Item 3.02. At the Effective Time, Weatherford-US issued an aggregate of 72,352,437 shares of its common stock to the former holders of cancelled Weatherford-Ireland ordinary shares pursuant to the Scheme of Arrangement. The terms and conditions of the issuance of such shares were sanctioned by the High Court of Ireland following a hearing on the fairness of such terms and conditions at which all holders of Weatherford-Ireland ordinary shares had the right to appear and of which adequate notice had been given.
The issuance of the shares of Weatherford-US common stock in the Redomestication was exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), by virtue of Section 3(a)(10) of the Securities Act.

Item 3.03	Material Modification to the Rights of Security Holders.

As a result of differences between Irish and Delaware corporate law, there are differences between the rights of a stockholder of Weatherford-US under Delaware law and the former rights of a shareholder of Weatherford-Ireland under Irish law. Additionally, there are differences between the organizational documents of Weatherford-US and Weatherford-Ireland. A summary description of the material terms of the organizational documents of Weatherford-US, including a comparison of the rights of stockholders of Weatherford-US against the rights of shareholders of Weatherford-Ireland, was included in the Proxy Statement under the heading “Comparison of the Rights of Shareholders and Powers of the Board of Directors,” and is incorporated herein by reference. A description of Weatherford-US’ equity securities is attached hereto as Exhibit 4.1 and incorporated by reference in this Item 3.03. The information set forth in the Explanatory Note and in Item 5.03 of this Current Report on Form 8-K is incorporated by reference in this Item 3.03.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Directors and Executive Officers
At the Effective Time, all of the directors and executive officers of Weatherford-Ireland immediately prior to the Effective Time became the directors and executive officers of Weatherford-US, in the same respective offices and positions. Weatherford-US’ directors are Charles M. Sledge (Chair), Steven Beringhause, Benjamin C. Duster, IV, Neal P. Goldman, Jacqueline C. Mutschler and Girishchandra K. Saligram, in each case serving until the first annual meeting of stockholders of Weatherford-US or until his or her successor is elected and qualified or, in each case, until his or her earlier death, retirement, resignation or removal. In addition, as of the Effective Time, following completion of the Redomestication, Weatherford-US’ Board of Directors replicated the committees of the Board of Directors that previously were in place for Weatherford-Ireland, which consist of an Audit Committee, a Compensation and Human Resources Committee, a Nominating and Governance Committee and a Safety, Environment and Sustainability Committee.
Employee Incentive Plans and Awards
At the Effective Time, Weatherford-US assumed the existing liabilities, obligations and duties of Weatherford-Ireland under (a) the Weatherford International plc Fifth Amended and Restated 2019 Equity Incentive Plan, as amended (the “2019 EIP”), including for purposes of granting future awards under the 2019 EIP in accordance with the terms thereof, (b) the NCS Multistage Holdings, Inc. Amended and Restated 2017 Equity Incentive Plan assumed by Weatherford-Ireland in connection with the acquisition of NCS Multistage Holdings, Inc. (the “NCS EIP” and, together with the 2019 EIP, the “Equity Plans”), and (c) the then-outstanding awards granted under the Equity Plans.
Additionally, at the Effective Time, the Equity Plans were amended to reflect the completion of the Redomestication and Weatherford-US’ assumption thereof, and the outstanding awards under the Equity Plans were adjusted to cover shares of Weatherford-US common stock, rather than Weatherford-Ireland ordinary shares, on a one-for-one basis.
The 2019 EIP and the NCS EIP, in each case as amended and restated to reflect the Redomestication, are attached hereto as Exhibit 10.3 and Exhibit 10.4, respectively, and are incorporated in this Item 5.02. The foregoing summary of the amendments to the Equity Plans is not complete and is qualified in its entirety by reference to Exhibits 10.3 and 10.4, respectively.
Deferred Compensation and Severance Plans
At the Effective Time, Weatherford-US assumed all existing liabilities, obligations and duties of Weatherford-Ireland under (a) the Weatherford International plc Amended and Restated Nonqualified Deferred Compensation Plan (the “Deferred Compensation Plan”), (b) the Third Amended and Restated Weatherford International plc Change in Control Severance Plan (the “CIC Plan”) and (c) the Amended and Restated Weatherford International plc Executive Severance Plan (the “Severance Plan”). Additionally, at the Effective Time, each of the Deferred Compensation Plan, the CIC Plan and the Severance Plan was amended to reflect the completion of the Redomestication and Weatherford-US’ assumption thereof.
The Deferred Compensation Plan, the CIC Plan and the Severance Plan, in each case as amended and restated to reflect the Redomestication, are attached hereto as Exhibits 10.5, 10.6 and 10.7, respectively, and are incorporated in this Item 5.02. The foregoing summary of the amendments to the Deferred Compensation Plan, the CIC Plan and the Severance Plan is not complete and is qualified in its entirety by reference to Exhibits 10.5, 10.6 and 10.7, respectively.
The Redomestication did not otherwise impact the terms and conditions of the Equity Plans, the awards granted thereunder, the Deferred Compensation Plan, the CIC Plan or the Severance Plan after the substitution of Weatherford-US for Weatherford-Ireland, and no payments or benefits were triggered or accelerated thereunder as a result of the Redomestication.
Form of Indemnification Agreement

At the Effective Time, the directors and executive officers of Weatherford-Ireland were appointed to serve in the same respective offices and positions with Weatherford-US. In connection with such appointment, the officers and directors entered into new indemnification agreements with Weatherford-US (the “Indemnification Agreements”). The Indemnification Agreements provide that Weatherford-US will indemnify each of its directors and officers to the fullest extent permitted by applicable law, including advancement of expenses, for claims arising out of such person’s service as a director or officer of Weatherford-US. The Form of Indemnification Agreement is attached hereto as Exhibit 10.8 and incorporated in this Item 5.02. The foregoing summary of the Form of Indemnification Agreement is not complete and is qualified in its entirety by reference to Exhibit 10.8.

Item 5.03	Amendments to Articles of Incorporation or Bylaws.
The Amended and Restated Certificate of Incorporation of Weatherford-US attached hereto as Exhibit 3.1 (the “Certificate of Incorporation”) and the Amended and Restated Bylaws of Weatherford-US attached hereto as Exhibit 3.2 (the “Bylaws”) became the governing organizational documents of Weatherford-US at the closing of the Redomestication.
A summary description of the material terms of the Certificate of Incorporation and Bylaws, including a comparison of the rights of stockholders of Weatherford-US against the rights of shareholders of Weatherford-Ireland, was included in the Proxy Statement under the heading “Comparison of the Rights of Shareholders and Powers of the Board of Directors” and is incorporated in this Item 5.03.
The foregoing descriptions of the Certificate of Incorporation and the Bylaws are not complete and are qualified in their entirety by reference to the full text of the documents attached hereto as Exhibit 3.1 and Exhibit 3.2 and incorporated in this Item 5.03.

Item 8.01	Other Events.
The information set forth in the Explanatory Note is incorporated by reference into this Item 8.01.
Press Release
On November 13, 2026, Weatherford-US issued a news release announcing the completion of the Redomestication. A copy of the release is attached hereto as Exhibit 99.1 and incorporated in this Item 8.01.
Capital Return Program
On November 13, 2026, in connection with the completion of the Redomestication, the board of directors of Weatherford-US adopted and assumed Weatherford-Ireland’s capital return program, including the remaining approximately $230 million of authorized share repurchases through June 2027 and the intent to continue to pay regular quarterly cash dividends. The timing, manner, number and value of shares repurchased, if any, will depend on a number of factors, including but not limited to the market price of Weatherford-US’ common stock, market and economic conditions, applicable contractual, legal, regulatory or other requirements and other business considerations. Additionally, subsequent dividend declarations and the record and payment dates for future dividend payments, if any, are subject to the board of directors’ continuing determination that the dividend program is in the best interests of Weatherford-US and complies with applicable legal requirements. The dividend program may be suspended or cancelled at the discretion of the board of directors at any time.
CUSIP
Upon the effectiveness of the Redomestication, the CUSIP number for the shares of Weatherford-US common stock issued in place of the Weatherford-Ireland ordinary shares is 94708K 103.
Registration Statements
In connection with the effectiveness of the Redomestication, Weatherford-US expects to file with the SEC post-effective amendments to Weatherford-Ireland’s registration statements on (i) Form S-3 (File No. 333-288045) (the “S-3 Post-Effective Amendment”) and (ii) Form S-8 (File Nos. 333-288041, 333-256809 and 333-298687) (the “S-8 Post-Effective Amendments” and, together with the S-3 Post-Effective Amendment, the “Post-Effective Amendments”).
Pursuant to the Post-Effective Amendments, among other things, Weatherford-US, as successor issuer to Weatherford-Ireland, will expressly adopt such registration statements as its own registration statements for all purposes of the Securities Act and the Exchange Act.

Other Nasdaq-Related Matters
In connection with the Redomestication, Weatherford-Ireland requested that Nasdaq file with the SEC an application on Form 25 to strike the Weatherford-Ireland ordinary shares from listing on Nasdaq and from registration under Section 12(b) of the Exchange Act.

Forward-Looking Statements
This report, as well as other statements we make, includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements that are not historical facts, including statements about Weatherford-US’ beliefs, plans, estimates, or expectations, are forward-looking statements. Forward-looking statements often use words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “forecast,” “goal,” “intend,” “plan,” “potential,” “should,” “target,” “will,” and other words of similar meaning. Such forward-looking statements include, but are not limited to, statements regarding anticipated benefits of the Redomestication, the capital return program, and statements relating to future financial performance and results. These statements are based on current beliefs, plans, estimates, and expectations, all of which involve risk and uncertainty. Actual results may differ materially from those included in such forward-looking statements and therefore you should not place undue reliance on them.
These risks and uncertainties are more fully described in Weatherford-Ireland’s and Weatherford-US’ reports and registration statements filed with the SEC, including the risk factors described in Weatherford-Ireland’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. Accordingly, you should not place undue reliance on any forward-looking statement. Any forward-looking statement speaks only as of the date on which such statement is made, and Weatherford-US undertakes no obligation to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law.

Item 9.01	Financial Statements and Exhibits.

Exhibit	Description
3.1	Amended and Restated Certificate of Incorporation of Weatherford International Corp
3.2	Amended and Restated Bylaws of Weatherford International Corp
4.1	Description of Weatherford International Corp’s Securities
4.2
Supplemental Indenture, dated as of November 13, 2026 by and among Weatherford International Ltd., Weatherford International Holding LLC and Weatherford US Holding, LLC, as issuers, Weatherford International Corp, as parent guarantor, and UMB Bank, N.A., as trustee

†10.1	Assignment and Assumption Agreement, dated as of November 13, 2026, by and between Weatherford International plc and Weatherford International Corp
10.2	New Parent Credit Agreement Joinder, dated as of November 13, 2026, by and among Weatherford International Corp and Wells Fargo Bank, National Association, as administrative agent
*10.3	Weatherford International Corp Amended and Restated 2019 Equity Incentive Plan
*10.4	NCS Multistage Holdings, Inc. Amended and Restated 2017 Equity Incentive Plan
*†10.5	Weatherford International Corp Amended and Restated Nonqualified Deferred Compensation Plan
*†10.6	Weatherford International Corp Amended and Restated Change in Control Severance Plan
*†10.7	Weatherford International Corp Amended and Restated Executive Severance Plan
*10.8	Form of Indemnification Agreement
99.1	News Release dated November 13, 2026
104	Cover Page Interactive Data File (embedded within the XBRL document)
* Management contract or compensatory arrangement.
† Schedules and similar attachments have been omitted pursuant to Regulation S-K Item 601(a)(5). Weatherford agrees to furnish a supplemental copy of any omitted schedule or attachment to the Securities and Exchange Commission upon request.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Weatherford International Corp
Date: November 13, 2026	By:	/s/ Scott C. Weatherholt
Scott C. Weatherholt
Executive Vice President, General Counsel and Chief Compliance Officer